THE ROXBURY FUNDS


                                POWER OF ATTORNEY
                                _________________


         Know All Men by These Presents, that the undersigned, John Otterlei, hereby constitutes and appoints Brian C. Beh and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Roxbury Funds, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  June 6, 2006

/s/ John Otterlei
_________________
John Otterlei

                                THE ROXBURY FUNDS


                                POWER OF ATTORNEY
                                _________________


         Know All Men by These Presents, that the undersigned, Kenneth Gudorf, hereby constitutes and appoints Brian C. Beh and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Roxbury Funds, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  June 6, 2006

/s/ K.F. Gudorf
__________________
Kenneth Gudorf